SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

I.              Evergreen High Yield Bond Fund (the “Fund”)

            The following changes will be effective September 1, 2007:

                The Fund's name will be changed to Evergreen High Income Fund.

                The first sentence of the"Investment Strategy" is revised to read as follows:

                The Fund normally invests at least 65% of its assets in below investment grade bonds, debentures and other income-producing obligations, but may purchase securities of any rating.

                The following sentence is added to the "Investment Strategy":

                The Fund may invest up to 35% of its total assets in bonds rated investment grade (or unrated securities determined to be of comparable quality).

June 14, 2007	579919 (6/07)